                                                                          Page 1
Chase Manhattan Auto Owner Trust 1998-C

                                                                                    Statement to Certificateholders
                                                                                   October 16 2000
          DISTRIBUTION IN DOLLARS
          ORIGINAL            PRIOR                                                                                   CURRENT
          FACE                PRINCIPAL                                                         REALIZED  DEFERRED    PRINCIPAL
CLASS     VALUE               BALANCE            PRINCIPAL       INTEREST       TOTAL           LOSES     INTEREST    BALANCE
A1          258,000,000.00              0.00               0.00          0.00            0.00    0.00       0.00                0.00
A2          195,000,000.00              0.00               0.00          0.00            0.00    0.00       0.00                0.00
A3          325,000,000.00     76,289,021.83      17,631,010.88    368,730.27   17,999,741.15    0.00       0.00       58,658,010.95
A4          283,900,000.00    283,900,000.00               0.00  1,384,012.50    1,384,012.50    0.00       0.00      283,900,000.00
B1           32,889,211.45     19,166,191.52         545,289.00     95,830.96      641,119.96    0.00       0.00       18,620,902.52
TOTALS    1,094,789,211.45    379,355,213.35      18,176,299.88  1,848,573.73   20,024,873.61    0.00       0.00      361,178,913.47

 FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
                  PRIOR                                                                   CURRENT                       CURRENT
                  PRINCIPAL                                                               PRINCIPAL                     PASS THRU
CLASS             FACTOR                 PRINCIPAL       INTEREST      TOTAL              FACTOR             CLASS      RATE
A1                    0.00000000          0.00000000     0.00000000     0.00000000            0.00000000      A1        5.588000%
A2                    0.00000000          0.00000000     0.00000000     0.00000000            0.00000000      A2        5.747000%
A3                  234.73545178         54.24926425     1.13455468    55.38381892          180.48618754      A3        5.800000%
A4                1,000.00000000          0.00000000     4.87500000     4.87500000        1,000.00000000      A4        5.850000%
B1                  582.75010786         16.57957050     2.91375061    19.49332111          566.17053736      B1        6.000000%
TOTALS              346.50982069         16.60255663     1.68852023    18.29107686          329.90726406

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Kimberly  Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1998-C

                                                                     October 16 2000
                                                              STATEMENT TO CERTIFICATEHOLDERS

                                                                            Due Period                                         28
                                                                            Due Period Beginning Date                    09/01/00
                                                                            Due Period End Date                          09/30/00
                                                                            Determination Date                           10/10/00

Section 5.8(iii)                        Servicing Fee                                                                  316,129.34
Section 5.8(iii)                        Servicing Fee per $1000                                                        0.28875818

Section 5.8(iv)                         Administration Fee                                                               1,000.00
Section 5.8(iv)                         Administration Fee per $1000                                                   0.00091342

Section 5.8(vi)                         Pool Balance at the end of the Collection Period                           361,178,913.47

Section 5.8(vii)                        Repurchase Amounts for Repurchased Receivable
                                        By Seller                                                                            0.00
                                        By Servicer                                                                     49,218.65
                                        TOTAL                                                                           49,218.65

Section 5.8(viii)                       Realized Net Losses for Collection Period                                      104,111.49

Section 5.8(ix)                         Reserve Account Balance after Disbursement                                  10,835,367.40

Section 5.8(x)                          Specified Reserve Account Balance                                           10,835,367.40

Section 5.8(xi)                         Total Distribution Amount                                                   20,847,213.68
                                        Servicing Fee                                                                  316,129.34
                                        Administration Fee                                                               1,000.00
                                        Noteholders Distribution Amount                                             19,383,753.65

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 3
Chase Manhattan Auto Owner Trust 1998-C

                                                                        October 16 2000
                                        Certficateholders Distribution Amount                                641,119.96
                                        Deposit to Reserve Account                                           505,210.73






                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 4
Chase Manhattan Auto Owner Trust 1998-C

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT
I. Avaliable Amount in the Collection Accont
                A. Credits

                                        1. Payments from Obligors Applied to Collection Period

                                                              a. Principal Payments                                17,986,172.91
                                                              b. Other Interest Payments                            2,774,745.46
                                                              c. Total                                             20,760,918.37

                                        2. Proceeds from Repurchased Receivables

                                                              a. Principal Before Cutoff Date                               0.00
                                                              b. Interest Before Cutoff Date                                0.00
                                                              c. Principal Payments                                    49,218.65
                                                              d. Recovery of Advance                                        0.00
                                                              e. Other Interest Payments                                    0.00
                                                              f. Total                                                 49,218.65

                                        3. Reversal from Defaulted Contracts                                                0.00

                                        4. Recovery of Defaulted Receivables                                           37,076.66

                                        5. Advance Recoveries Before Cutoff Date

                                                              a. Principal                                                  0.00
                                                              b. Interest                                                   0.00
                                                              c. Total                                                      0.00

                                        6. Net Adjustments                                                                  0.00

                                        7. Reserve Fund Transfer Amount                                                    0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 5
Chase Manhattan Auto Owner Trust 1998-C

                                                                                   October 16 2000
                                        8. Overpayment From Obligors                                                  5,227.93

                                        9. Total Credits                                                         20,852,441.61

                B. Debits

                                        1. Overpayments From Obligors                                                 5,227.93

                                        2. Advance Recovery Amount Before Cutoff Data to Seller
                                                              a. Principal                                                0.00
                                                              b. Interest.                                                0.00
                                                              c. Total                                                    0.00

                                        3. Reversal of Defaulted Contracts                                                0.00

                                        4. Total Debits                                                               5,227.93

                C. Total Available Amount (Lines A-B)                                                            20,847,213.68






                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 6
Chase Manhattan Auto Owner Trust 1998-C

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT
II. Liquidation Proceeds on Defaulted Receivables for the Collection Period

                                        A.  Principal                                                                140,908.32
                                        B.  Interest                                                                  11,019.49
                                        C.  Total                                                                    151,927.81

III.  Disbursements from Collection Account

                A.  Avalaible Distribution Amount

                                        1.  Available Distribution Amount                                         20,847,213.68
                                        2.  Reserve Account Transfer Amount                                                0.00
                                        3.  Total Distribution Amount                                             20,847,213.68

                B.  Monthly Servicing Fee                                                                            316,129.34

                C.  Monthly Administration Fee                                                                         1,000.00

                D.  Noteholders Interest Distributable Amount                                                      1,752,742.77

                E.  Certificateholders Interest Distributable Amount                                                  95,830.96

                F.  Noteholders Principal Distributable Amount                                                    17,631,010.88

                G.  Certificateholders Principal Distributable Amount                                                545,289.00

                H.  Deposit to Reserve Account                                                                       505,210.73

IV. Monthly Disbursements

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 7
Chase Manhattan Auto Owner Trust 1998-C

                                                                                   October 16 2000
                A. Pool Servicing Fee

                                        a.  Monthly Servicing Fee                                                   316,129.34
                                        b.  Unpaid Monthly Servicing Fee                                                  0.00
                                        c.  Total                                                                   316,129.34

                B. Administrative Fee

                                        a.  Monthly Administration Fee                                                1,000.00
                                        b.  Unpaid Monthly Administration Fee                                             0.00
                                        c.  Total                                                                     1,000.00

                C. Noteholders' Interest Distributable Amount

                                        Class A-1  Monthly Interest                                                       0.00
                                        Class A-1  Carryover Shortfall                                                    0.00
                                        Class A-1  Total                                                                  0.00
                                        Class A-2  Monthly Interest                                                       0.00
                                        Class A-2  Carryover Shortfall                                                    0.00
                                        Class A-2  Total                                                                  0.00


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 8
Chase Manhattan Auto Owner Trust 1998-C

                                                                          October 16 2000
                                                                          MONTHLY SERVICER REPORT
                               Class A-3  Monthly Interest                                                          368,730.27
                               Class A-3  Carryover Shortfall                                                             0.00
                               Class A-3  Total                                                                     368,730.27
                               Class A-4  Monthly Interest                                                        1,384,012.50
                               Class A-4  Carryover Shortfall                                                             0.00
                               Class A-4  Total                                                                   1,384,012.50
                               Total for Notes  Monthly Interest                                                  1,752,742.77
                               Total for Notes  Carryover Shortfall                                                       0.00
                               Total for Notes  Total                                                             1,752,742.77

       D. Certificateholders' Interest Distributable Amount

                               Class B-1  Monthly Interest                                                           95,830.96
                               Class B-1  Carryover Shortfall                                                             0.00
                               Class B-1  Total                                                                      95,830.96
                               Total for Certificates  Monthly Interest                                              95,830.96
                               Total for Certificates  Carryover Shortfall                                                0.00
                               Total for Certificates  Total                                                         95,830.96

       E. Noteholders' Principal Distributable Amount

                               Class A-1  Monthly Principal                                                               0.00
                               Class A-1  Carryover Shortfall                                                             0.00
                               Class A-1  Total                                                                           0.00
                               Class A-2  Monthly Principal                                                               0.00
                               Class A-2  Carryover Shortfall                                                             0.00
                               Class A-2  Total                                                                           0.00
                               Class A-3  Monthly Principal                                                      17,631,010.88
                               Class A-3  Carryover Shortfall                                                             0.00
                               Class A-3  Total                                                                  17,631,010.88
                               Class A-4  Monthly Principal                                                               0.00

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                          Page 9
Chase Manhattan Auto Owner Trust 1998-C

                                                                                   October 16 2000
                                        Class A-4  Carryover Shortfall                                                  0.00
                                        Class A-4  Total                                                                0.00
                                        Total for Notes  Monthly Principal                                     17,631,010.88
                                        Total for Notes  Carryover Shortfall                                            0.00
                                        Total for Notes  Total                                                 17,631,010.88

                F. Certificateholders' Principal Distributable Amout

                                        Class B-1  Monthly Principal                                              545,289.00
                                        Class B-1  Carryover Shortfall                                                  0.00
                                        Class B-1  Total                                                          545,289.00
                                        Total for Certificates  Monthly Principal                                 545,289.00
                                        Total for Certificates  Carryover Shortfall                                     0.00
                                        Total for Certificates  Total                                             545,289.00

                G. Total Disbursements                                                                         20,342,002.95

V. Payment Deficiency Amount

                A. Scheduled Monthly Disbursements                                                             20,342,002.95
                B. Available Distribution Amount                                                               20,847,213.68


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 10
Chase Manhattan Auto Owner Trust 1998-C

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT
                C. Payment Deficiency Amount                                                                           0.00

VI. Reserve Account Transfer Amount

                A. Available Reserve Amount                                                                   11,380,656.40
                B. Payment Deficiency Amount                                                                           0.00
                C. Withdrawal for Write-Off                                                                            0.00
                D. Reserve Account Withdrawal (MIN:  Lines A and (B+C))                                                0.00

VII. Pool Balance Reduction Allocation for Collection Period
                A. Beginning Pool Balance                                                                    379,355,213.35

                B. Pool Balance Reduction

                                        1.  Avalaible Principal

                                                              a.  Principal Payments                          17,986,172.91
                                                              b.  From Repurchased Receivables                    49,218.65
                                                              c.  Total                                       18,035,391.56

                                        2.  From Defaulted Receivables                                           140,908.32

                                        3.  Total Pool Balance Reduction                                      18,176,299.88

                C. Ending Pool Balance                                                                       361,178,913.47

                D. Allocations

                                        1. Percentage Allocation

                                                              a.  Notes                                        97.00000000%
                                                              b.  Certificates                                  3.00000000%

                                        2. Monthly Principal Allocation

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 11
Chase Manhattan Auto Owner Trust 1998-C

                                                                                   October 16 2000
                                    a.  Notes                                                                       17,631,010.88
                                    b.  Certificates                                                                   545,289.00

VIII. Delinquency and Defaults

                                     Group 1
                                                                        Principal       Delinquency Principal
                                     Period                  Number      Amount         Balance
                                    30-59 days               1,108        811,176.53    10,009,758.91
                                    60-89 days                 176        179,790.20     1,541,876.22
                                    90-119 days                 67        106,378.37       626,294.50
                                    120-149 days                46         81,440.14       376,524.10
                                    150-179 days                25         50,825.62       158,095.71
                                    180-209 days                 4          9,712.43        33,538.92
                                    210-239 days                13         27,493.06        61,943.25
                                    240+ days Delinquent         0              0.00             0.00
                                     Total                   1,439      1,266,816.35    12,808,031.61

                B. Principal amount of loans in defaulted receivables                                                  140,908.32


                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 12
Chase Manhattan Auto Owner Trust 1998-C

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT
                C. Delinquency Percentage

                            1. Outstanding principal balance for deliquency >= 60 days                              2,798,272.70
                            2. Pool Principal Ending Balance                                                      361,178,913.47
                            3. Delinquency Percentage                                                                0.77476082%

IX. Pool Delinquency Percentages

                A. Delinquency Percentage for 2nd previous period                                                    0.65900760%
                B. Delinquency Percentage for previous period                                                        0.72711633%
                C. Delinquency Percentage for current period                                                         0.77476082%
                D. Average Deliquency Percentage                                                                     0.72029492%

X. Portfolio Loss Ratios

                A. Net Loss Ratio for 2nd previous period                                                            0.71085754%
                B. Net Loss Ratio for previous period                                                                0.34425608%
                            1. Principal Balance of Defaulted Receivables                                             140,908.32
                            2. Principal Recoveries on Defaulted Receivables                                           36,796.83
                            3. Average Pool Balance for Collection Period                                         370,267,063.41
                            4. Net Loss Ratio for Current Period(12*(1-2)/3)                                         0.33741534%

                D.  Average Net Loss Ratio ((A+B+C) / 3)                                                             0.46417632%

XI. Specified Reserve Account Balance

                A. Calculation for Reserve Account Floor Amount

                            1. Guaranteed Floor Amount                                                              8,210,919.09
                            2.  Possible Floor Amount
                                      a. Principal Balance at the Beginning of Next Collection Period             361,178,913.47

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 13
Chase Manhattan Auto Owner Trust 1998-C

                                                          October 16 2000
                                     b. Cumulative Monthly Interest through Final Distribution Data

Class A-1 Balance
Class A-1 Interest Rate
Class A-1 Service Rate
Class A-1 Term
Class A-1 Interest
Class A-1 Service Fee
Class A-1 Total

Class A-2 Balance
Class A-2 Interest Rate
Class A-2 Service Rate
Class A-2 Term
Class A-2 Interest
Class A-2 Service Fee
Class A-2 Total

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 14
Chase Manhattan Auto Owner Trust 1998-C

                                                           October 16 2000
                                                           MONTHLY SERVICER REPORT

Class A-3 Balance
Class A-3 Interest Rate
Class A-3 Service Rate
Class A-3 Term
Class A-3 Interest
Class A-3 Service Fee
Class A-3 Total

Class A-4 Balance
Class A-4 Interest Rate
Class A-4 Service Rate
Class A-4 Term
Class A-4 Interest
Class A-4 Service Fee
Class A-4 Total

Class B-1 Balance
Class B-1 Interest Rate
Class B-1 Service Rate
Class B-1 Term

Class B-1 Interest
Class B-1 Service Fee
Class B-1 Total

                                      c. Possible Floor Amount equals Pool Balance + Interest + Service Fee
                                      (Lines a+b)                                                                   421,834,411.80

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 15
Chase Manhattan Auto Owner Trust 1998-C

                                                                            October 16 2000
                                        3. Reserve Account Floor (Minimum Lines 1 and 2)                                8,210,919.09

                B. Possible Reserve Account Amount

                                        1. Reserve Account Trigger Percentages

                                               a. Average Delinquency Percentage                                         0.72029492%
                                               b. Average Delinquency Percentage Trigger                                 1.75000000%
                                               c. Average Loss Ratio                                                     0.46417632%
                                               d. Average Loss Ratio Trigger                                             1.75000000%
                                               e. Maximum Reserve Account Percentage Specified                           6.00000000%
                                               f. Minimum Reserve Account Percentage specified                           3.00000000%
                                               g. Reserve Account Percentage Applied                                     3.00000000%

                                        2. Pool Principal Balance                                                     361,178,913.47
                                        3. Possible Reserve Account Amount                                             10,835,367.40

                C. Specified Reserve Account Balance (Max: Lines A and B)                                              10,835,367.40



                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                                                         Page 16
Chase Manhattan Auto Owner Trust 1998-C

                                                                                   October 16 2000
                                                                                   MONTHLY SERVICER REPORT
XII. Reserve Account

                A.  Reserve Account Balance After Disbursement from Previous Period
                                  1.  Reserve Account Balance After Disbursement from Previous Period                 11,380,656.40
                                  2.  Reserve Account Transfer Amount                                                          0.00
                                  3.  Investment Earnings                                                                 61,839.57
                                  4.  Deposit to Reserve Account After Disbursement                                      505,210.73
                                  5.  Amount After Deposit                                                            11,947,706.70

                B.  Specified Reserve Account Balance                                                                 10,835,367.40

                C.  Available Reserve Account Amount (Min:  Lines A and B)                                            10,835,367.40
                                  1.  Excess in Reserve Acct: Max(LinesA.5 - B and 0)                                  1,112,339.30
                D.  Excess Amount to Seller                                                                            1,112,339.30
                F.  Ending Reserve Account Balance                                                                    10,835,367.40

XIII. Weighted Average Coupon as of Current Period

XIV. Weighted Average Maturity as of Current Period

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION